                                                                    EXHIBIT 10.5

                              AMENDED AND RESTATED
                              INVESTORS AGREEMENT

     This Investors Agreement (this "Agreement") dated as of November 17, 1999, is by and among (i) VStream Incorporated, a Delaware corporation (the "Company"), and (ii) the holders of the Company's Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock identified on the signature pages hereto (the "Investors").

     The holders of Series D Preferred and the Company are parties to a Series D Preferred Stock Purchase Agreement of even date herewith (the "Purchase Agreement"). The Series D Stockholders' obligations under the Purchase Agreement are conditioned upon the execution and delivery of this Agreement by all of the Investors and the Company.

     Now, Therefore, in consideration of the mutual promises and covenants set forth herein, the parties agree as follows:


                                   Article I

                              Certain Definitions

     As used in this Agreement, the following terms shall have the following respective meanings:

     "Affiliate" shall mean any person, entity or investment fund controlling, controlled by or under common control with an Investor and any partner of an Investor which is a partnership or a member of an Investor which is a limited liability company.

     "Certificate of Amendment" shall mean the Company's Certificate of Amendment to its Certificate of Incorporation setting forth the rights, preferences, privileges and restrictions of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock.

     "Commission" shall mean the Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

     "Common Stock" shall mean the Company's Common Stock, $.001 par value per share.

     "Independent Third Party" means any person who, immediately prior to the contemplated transaction, does not own in excess of 5% of the Company's Common Stock, on a fully-diluted basis (a "5% Owner"), who is not controlling, controlled by or under common control with any such 5% Owner and who is not the spouse or descendent (by birth or adoption) of any such 5% Owner or a trust for the benefit of such 5% Owner and/or such other persons.

     "Investor Stock" shall mean (i) shares of Preferred Stock and Common Stock owned by the Investors or any transferee thereof; (ii) shares of Common Stock issued or issuable upon the conversion or exercise of any stock (including, without limitation, the Series B Preferred Stock,
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Series C Preferred Stock and Series D Preferred Stock) warrants, options or other securities of the Company owned by the Investors or any transferee thereof; and (iii) any shares of Common Stock issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares referenced in (i) and (ii) above.

     "Permitted Transferee" shall mean with respect to an Investor, an Affiliate of the Investor, a member of such Investor's immediate family, a trust established for the benefit of members of such Investor's immediate family, or a transferee of such Investor by will or the laws of intestate succession.

     "Preferred Stock" shall mean, collectively, (i) the Series A Preferred Stock; (ii) the Series B Preferred Stock; (iii) the Series C Preferred Stock. and (iv) the Series D Preferred Stock.

     "Public Offering" means any offering by the Company of its equity securities to the public pursuant to an effective registration statement under the Securities Act, or any comparable statement under any similar federal statute then in force; provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan.

     "Public Sale" means any sale of Investor Stock to the public pursuant to an offering registered under the Securities Act or to the public through a broker, dealer or market maker pursuant to the provisions of Rule 144 adopted under the Securities Act.

     "Qualified Public Offering" shall mean an underwritten public offering of Common Stock resulting in proceeds to the Company of not less than $30 million (prior to expenses and underwriting commissions) and at an offering price per share equal to at least $8.00 (as appropriately adjusted for future stock splits, stock dividends, recapitalizations and similar transactions affecting the Common Stock).

     "Rule 144" shall mean Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor Rule that may be promulgated by the Commission.

     "Sale of the Company" means the sale of the Company to an Independent Third Party or group of Independent Third Parties pursuant to which such party or parties acquire (i) capital stock of the Company possessing the voting power under normal circumstances to elect a majority of the Company's board of directors (whether by merger, consolidation or sale or transfer of the Company's capital stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

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     "Securities Act" shall mean the Securities Act of 1933 (or any similar successor federal statute), as amended, and the rules and regulations thereunder, all as the same shall be in effect from time to time.

     "Series A Preferred Stock" shall mean the Company's Series A Convertible Preferred Stock, $.01 par value per share.

     "Series B Preferred Stock" shall mean the Company's Series B Convertible Preferred Stock, $.01 par value per share.

     "Series C Preferred Stock" shall mean the Company's Series C Convertible Preferred Stock, $.01 par value per share.

     "Series D Preferred Stock" shall mean the Company's Series D Convertible Preferred Stock, $.01 par value per share.


                                   Article II

                  Restrictions on Transfers of Investor Stock

     2.1 Transfer of Investor Stock. No Investor shall sell, transfer, assign, pledge or otherwise dispose of (a "Transfer") any interest in any Investor Stock except pursuant to (i) a Public Sale, a Sale of the Company or any conversion provisions of the Certificate of Amendment ("Exempt Transfers") or (ii) the provisions of this Article II. Each Investor agrees not to consummate any Transfer (other than an Exempt Transfer) until 30 days after the delivery to the Company and the other Investors of such Investor's Offer Notice, unless the parties to the Transfer have been finally determined pursuant to this Article II prior to the expiration of such 30-day period (the "Election Period").

     2.2 First Offer Right. At least 30 days prior to making any Transfer of any Investor Stock (other than an Exempt Transfer) the transferring Investor (the "Transferring Investor") shall deliver a written notice (the "Offer Notice") to the Company and the other Investors (the "Other Investors"). The Offer Notice shall disclose in reasonable detail the proposed terms and conditions of the Transfer. First, the Company may elect to purchase all (but not less than all) of the Investor Stock specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Transferring Investor and the Other Investors as soon as practical but in any event within ten days after the delivery of the Offer Notice. If the Company has not elected to purchase all of the Investor Stock within such ten-day period, each Other Investor (or any Affiliate thereof) may elect to purchase all (but not less than all) of its Pro Rata Share (as defined below) of the Investor Stock specified in the Offer Notice at the price and on the terms specified therein by delivering written notice of such election to the Transferring Investor as soon as practical but in any event within 20 days after delivery of the Offer Notice. Any Investor Stock not elected to be purchased by the end of such 20-day period shall be

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reoffered for the ten-day period prior to the expiration of the Election Period by the Transferring Investor on a pro rata basis to the Other Investors (or any Affiliate thereof) who have elected to purchase their Pro Rata Share. If the Company or any Other Investors have elected to purchase Investor Stock from the Transferring Investor, the transfer of such shares shall be consummated as soon as practical after the delivery of the election notices, but in any event within 15 days after the expiration of the Election Period. To the extent that the Company and the Other Investors have not elected to purchase all of the Investor Stock being offered, the Transferring Investor may, within 90 days after the expiration of the Election Period, transfer such Investor Stock which has not been purchased by the Company and the Other Investors (or any Affiliate thereof) to one or more third parties at a price no less than the price per share specified in the Offer Notice and on other terms no more favorable to the transferees than offered to the Company and the Other Investors in the Offer Notice. The purchase price specified in any Offer Notice shall be payable solely in cash at the closing of the transaction or in installments over time. If the Transferring Investor does not dispose of its Investor Stock within the 90-day period after the expiration of the Election Period, it shall not subsequently dispose of its Investor Stock except in accordance with the provisions of this
Article II. Each Investor's "Pro Rata Share" shall be based upon such Investor's proportionate ownership of all Investor Stock held by all Investors (exclusive of the Investor Stock held by the Transferring Investor) on a fully-diluted basis.

     2.3 Permitted Transfers. The restrictions contained in this Article II shall not apply with respect to any Transfer of Investor Stock by any Investor to its Permitted Transferees; provided that the restrictions contained in this
Article II shall continue to be applicable to the Investor Stock after any such Transfer to a Permitted Transferee and provided further that, as a condition to completing the transfer, the Permitted Transferees of such Investor Stock shall agree in writing to be bound by the provisions of this Agreement affecting the Investor Stock so transferred. In addition, the restrictions contained in this
Article II shall not apply with respect to any Transfer of Investor Stock by Intel Corporation.

     2.4 Termination of Restrictions. The restrictions set forth in this paragraph 2 shall continue with respect to each share of Investor Stock until the earlier of (i) the date on which such Investor Stock has been transferred in a Public Sale, (ii) the date on which such Investor Stock has been transferred pursuant to this Article II (other than Section 2.3), (iii) the consummation of a Qualified Public Offering or (iv) the consummation of a Sale of the Company.

     2.5 Legend. Each certificate evidencing Investor Stock and each certificate issued in exchange for or upon the transfer of any Investor Stock (if such shares remain Investor Stock after such transfer) shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "The securities represented by this certificate are subject to an Investors Agreement dated as of November 17, 1999, among the issuer of such securities (the "Company") and certain of the

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          Company's stockholders. A copy of such Investors Agreement will be furnished without charge by the Company to the holder hereof upon written request."

The Company shall imprint such legend on certificates evidencing Investor Stock outstanding prior to the date hereof. The legend set forth above shall be removed from the certificates evidencing any shares which cease to be Investor Stock in accordance with Article II hereof.

     2.6 Transfers in Violation of Agreement. Any Transfer or attempted Transfer of any Investor Stock in violation of any provision of this Agreement shall be void, and the Company shall not record such Transfer on its books or treat any purported transferee of such Investor Stock as the owner of such shares for any purpose.

                                  Article III

                                 Miscellaneous

     3.1 Amendment and Waiver. Except as otherwise provided herein, no modification, amendment or waiver of any provision of this Agreement shall be effective against the Company or the Investors unless such modification, amendment or waiver is approved in writing by the Company and the holders of at least 66 2/3% of the shares of Investor Stock, respectively; provided that any provision which requires a higher vote of holders of Investor Stock may not be amended, waived or modified without the higher vote of holders of Investor Stock; provided, further, that no modification, amendment or waiver which adversely affects the interests of one Investor without a similar and proportionate effect on the interests of all Investors may be made without the consent of the Investor whose interests are so adversely affected. The failure of any party to enforce any of the provisions of this Agreement shall in no way be construed as a waiver of such provisions and shall not affect the right of such party thereafter to enforce each and every provision of this Agreement in accordance with its terms. In calculating the number of shares of Investor Stock, any Investor Stock represented by the Preferred Stock shall equal the number of shares of Common Stock issuable upon conversion of the Preferred Stock.

     3.2 Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other provision or any other jurisdiction, but this Agreement shall be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein.

     3.3 Entire Agreement. Except as otherwise expressly set forth herein, this document embodies the complete agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes and preempts any prior understandings, agreements or

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representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way, including that certain Investor Agreement dated as of May 28, 1998, as amended by and between the Company and certain of the Investors.

     3.4 Successors and Assigns. Except as otherwise provided herein, this Agreement shall bind and inure to the benefit of and be enforceable by the Company and its successors and assigns and the Investors and any subsequent holders of Investor Stock and the respective successors and assigns of each of them, so long as they hold Investor Stock.

     3.5 Counterparts. This Agreement may be executed in separate counterparts each of which shall be an original and all of which taken together shall constitute one and the same agreement.

     3.6 Remedies. The Company and the Investors shall be entitled to enforce their rights under this Agreement specifically to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that the Company and any Investor may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief (without posting a bond or other security) in order to enforce or prevent any violation of the provisions of this Agreement.

     3.7 Notices, Etc. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given:
(i) upon personal delivery to the party to be notified, (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (iv) one (1) day after deposit with a nationally recognized overnight courier, special next day delivery, with verification of receipt. All communications shall be sent to the Company at 5777 Central Avenue, Suite 120, Boulder, Colorado 80301 and to an Investor at the address reflected in the Company's stock ledger or at such other address as such Investor shall have furnished to the Company in writing.

     3.8 Governing Law. The corporate law of Delaware shall govern all issues concerning the relative rights of the Company and its stockholders. All other questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of Colorado. The parties hereto waive all right to trial by jury in any action or proceeding to enforce or defend any rights under this Agreement.

     3.9 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a part of this Agreement.

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

     In Witness Whereof, the parties hereto have executed this Investors Agreement effective as of the day and year first above written.


                                   COMPANY:

                                   VStream Incorporated

                                   By: /s/
                                      _________________________________
                                   Title:______________________________


                                   PURCHASERS

                                   Centennial Fund V, L.P.

                                   By:  Centennial Holdings V, L.P.,
                                        Its General Partner

                                   By: /s/
                                      _________________________________

                                   a General Partner


                                   Centennial Fund VI, L.P.

                                   By:  Centennial Holdings VI, LLC
                                        Its General Partner

                                   By: /s/
                                      ________________________________
                                        Managing Principal


                                   [Signature Page to Investors Agreement]

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

                                   Centennial Entrepreneurs Fund VI, L.P.

                                   By:  Centennial Holdings VI, LLC.
                                        Its General Partner

                                   By: /s/
                                      ___________________________________
                                        Managing Principal


                                   Centennial Holdings I, LLC

                                   By: /s/
                                      ___________________________________
                                   Its __________________________________

                                   By: /s/
                                      ___________________________________
                                   Title:________________________________


                                   Softbank Technology Ventures IV, L.P.

                                   By:  STV IV LLC

                                   By: /s/
                                      ___________________________________
                                        Managing Director


                                   Softbank Technology Advisors Fund, L.P.

                                   By:  STV IV LLC

                                   By: /s/
                                      ___________________________________
                                        Managing Director


                                   Matsushita Electric Industrial Co., LTD

                                   By: /s/
                                      ___________________________________
                                   Title:________________________________


                                   [Signature Page to Investors Agreement]


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

                                   Highland Capital Partners III Limited
                                   Partnership

                                   By: Highland Management Partners III Limited Partnership
                                   Its General Partner

                                   By: /s/
                                      ___________________________________
                                   Title:________________________________


                                   Highland Entrepreneurs' Fund III Limited
                                   Partnership

                                   By:  HEF III, LLC
                                   Its General Partner

                                   By: /s/
                                      ___________________________________
                                   Title:________________________________


                                   Intel Corporation

                                   By: /s/
                                      ___________________________________
                                   Title:________________________________


                                   Excite, Inc.

                                   By: /s/
                                      ___________________________________
                                   Title:________________________________


                                   Nexus Capital Partners, II, L.P.

                                   By: /s/
                                      ___________________________________
                                   Title:________________________________


                                   [Signature Page to Investors Agreement]

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

                                   Porcelain Partners, L.P.

                                   By: /s/
                                      ___________________________________
                                   Its General Partner

                                   By: /s/
                                      ___________________________________
                                   Title:________________________________


                                   GE Capital Equity Investments, Inc.

                                   By: /s/
                                      ___________________________________
                                   Title:________________________________


                                   Asdale, Ltd.

                                   By: /s/
                                      ___________________________________
                                   Title:________________________________


                                   Millennial Holdings, LLC

                                   By: /s/
                                      ___________________________________
                                   Title:________________________________


                                   Whitko & Company

                                   By: /s/
                                      ___________________________________
                                   Title:________________________________


                                   Pequot Private Equity Fund II, L.P.

                                   By:  Pequot Capital Management, Inc.
                                   Its Investment Manager

                                   By: /s/ David Malat
                                      ___________________________________
                                      David Malat, Chief Financial Officer


                                   [Signature Page to Investors Agreement]

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

                                   Vivendi

                                   By: /s/
                                      ___________________________________
                                   Title:________________________________


                                   EMC Corporation

                                   By: /s/
                                      ___________________________________
                                   Title:________________________________


                                   [Signature Page to Investors Agreement]

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

                                   BERBERIAN FAMILY TRUST

                                    /s/ Frances Berberian
                                    _____________________________________
                                    By:  Frances Berberian, Trustee

                                    /s/ Lori K. Bornheimer
                                    _____________________________________
                                    Lori K. Bornheimer

                                    /s/ Charles Fial
                                    _____________________________________
                                    Charles Fial

                                    /s/ Richard A. Fink
                                    _____________________________________
                                    Richard A. Fink

                                    /s/ John E. Hayes
                                    _____________________________________
                                    John E. Hayes

                                    /s/ Charles O. Higgins
                                    _____________________________________
                                    Charles O. Higgins

                                    /s/ John L. Kurtz, Jr.
                                    _____________________________________
                                    John L. Kurtz, Jr.


                                    [Signature Page to Investors Agreement]

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

                                    BROBECK, PHLEGER & HARRISON, LLP

                                         _______________________________

                                    By:  /s/
                                         _______________________________
                                    Its: _______________________________


                                    /s/ David A. Makarechian
                                    ____________________________________
                                    David A. Makarechian

                                    /s/ Jeremy W. Makarechian
                                    ____________________________________
                                    Jeremy W. Makarechian

                                    /s/ Kim Tomsic
                                    ____________________________________
                                    Kim Tomsic


                                    [Signature Page to Investors Agreement]

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